EXHIBIT 10.13


                                February 22, 2000

International Dispensing Corporation
2500 Westchester Avenue, Suite 304
Purchase, New York 10574

Gentlemen:

         Reference is made to the Preferred Stock Subscription Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto, dated as of October 25, 1999 and Amendment No. 2 thereto dated December 15, 1999 by and among Gregory B. Abbott ("Gregory Abbott"), George Kriste ("Kriste"), Louis A. Simpson ("Simpson"), Gary Allanson ("Allanson"), George Abbott ("George Abbott") and International Dispensing Corporation (the "Company")(collectively, the "Purchase Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Purchase Agreement.

         This will confirm the agreement of the undersigned and the Company as follows:

         Reed Slatkin ("Slatkin"), whose address is 890 North Kellogg Avenue, Santa Barbara, California 93111, hereby agrees to become a party to the Purchase Agreement as an Investor and, by his signature below, shall as of the date hereof be deemed to have made all of the representations and agreements made by each Investor in the Purchase Agreement as if he were an original signatory thereof.

         The Company has designated a new series of preferred stock called Series B Redeemable Convertible Preferred Stock ("Series B Stock"). The Series B Stock has the same rights and preferences as the Series A Redeemable Convertible Preferred Stock of the Company ("Series A Stock"), except that the Series B Stock shall not have a right to elect a separate director and the initial conversion price at which Series B Stock may be converted into Common Stock shall be $.35 per share rather than the $.22 per share initial conversion price applicable to the Series A Stock.

         The Investors and the Company hereby agree that in lieu of the purchase by the Investors of the remaining 440,000 shares of Series A Stock that the Investors committed to purchase pursuant to the Purchase Agreement, on the date hereof the Company shall issue and sell to each Investor and each Investor shall purchase for $2,000 per share from the Company, upon all of the other terms and conditions set forth in the Purchase Agreement, the number of shares of Series B Stock set forth opposite the name of such Investor below. The purchase price shall be paid by

International Dispensing Corporation
February 22, 2000
Page 2

wire transfer on the date hereof to the Company's bank account of immediately available funds pursuant to wire transfer instructions previously given to each of the Investors.

                               Shares of Series B
Name of Investor                 Stock Purchased             Purchase Price
----------------                 ---------------             --------------
Gregory Abbott                         97.5                     $195,000
Slatkin                                97.5                     $195,000
Simpson                                97.5                     $195,000
George Abbott                          97.5                     $195,000
Kriste                                 50.0                     $100,000
Allanson                                0                             $0


         Each   Investor   reaffirms   as  of  the  date   hereof   all  of  the
representations and agreements made by such Investor in the Purchase Agreement.

         The Company reaffirms as of the date hereof all of the representations and agreements made by the Company in the Purchase Agreement, except that as of the date hereof, prior to the purchases being made hereby, an aggregate of 560 Shares of Series A Stock are issued and outstanding and no shares of Series B Stock are issued or outstanding.


                                                        Very truly yours,


                                                        /s/ Gregory Abbott
                                                        ------------------------
                                                        Gregory Abbott

                                                        /s/ George Kriste
                                                        ------------------------
                                                        George Kriste

                                                        /s/ Louis A. Simpson
                                                        ------------------------
                                                        Louis A. Simpson

International Dispensing Corporation
February 22, 2000
Page 3


                                                        /s/ Gary Allanson
                                                        ------------------------
                                                        Gary Allanson

                                                        /s/ George Abbott
                                                        ------------------------
                                                        George Abbott

                                                        /s/ Reed Slatkin
                                                        ------------------------
                                                        Reed Slatkin



AGREED TO:

INTERNATIONAL DISPENSING
  CORPORATION

By: /s/ Gary Allanson
    -----------------
    Gary Allanson
    President